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                      LAIDLAW ENVIRONMENTAL SERVICES, INC.
                                   EXHIBIT 21


The following list sets forth the subsidiaries of Laidlaw Environmental Services, Inc. as of September 20, 1997. Parent subsidiary relations are indicated by indentations. Unless otherwise indicated, 100% of the voting securities of each subsidiary is owned by the indicated parent of such subsidiary.


                                                                                                        State of
                                                                                                     Incorporation
                                                                                               -----------------------
Laidlaw Environmental Services, Inc.                                                                    Delaware
    LES, Inc.                                                                                           Delaware
         Laidlaw Environmental Services de Mexico, S.A. de C.V. (90%)                                   Delaware
         Laidlaw Environmental Services (Puerto Rico), Inc.                                             Delaware
         Laidlaw Environmental Services (Bridgeport), Inc.                                              Delaware
         Laidlaw Environmental Services (Deer Park), Inc.                                               Delaware
         Laidlaw Environmental Services (Baton Rouge), Inc.                                             Delaware
         Laidlaw Environmental Services (Plaquemine), Inc.                                              Delaware
         Laidlaw Environmental Services (Custom Transport), Inc.                                        Delaware
         Laidlaw Environmental Services (Los Angeles), Inc.                                             California
         Laidlaw Environmental Services (Tipton), Inc.                                                  Delaware
         Laidlaw Environmental Services (Gloucester County), Inc.                                       Delaware
         Laidlaw Environmental Services (Deer Trail), Inc.                                              Colorado
         Laidlaw Environmental Services (Mt. Pleasant), Inc.                                            Tennessee
         Laidlaw Environmental Services (Minneapolis), Inc.                                             Minnesota
               Laidlaw Environmental Services (Aragonite), Inc.                                         Delaware
         Laidlaw Environmental Services (Sussex), Inc.                                                  Delaware
         Laidlaw Environmental, Inc.                                                                    Delaware
         Laidlaw Environmental Services (US), Inc.                                                      Delaware
               Laidlaw Environmental Services (Lone and Grassy Mountain), Inc.                          Oklahoma
                    Laidlaw Environmental Services (Tulsa), Inc.                                        Oklahoma
                          Laidlaw Environmental Services (San Antonio), Inc.                            Texas
                          Laidlaw Environmental Services (Wichita), Inc.                                Kansas
                    USPCI of Mississippi, Inc. (50%)                                                    Mississippi
                    Laidlaw Environmental Services of Delaware, Inc.                                    Delaware
                         ECDC Environmental, L.C. (80%)                                                 Utah
               Laidlaw Environmental Services (Rosemount), Inc.                                         Minnesota
               Laidlaw Environmental Services (Sawyer), Inc.                                            Oklahoma
               Laidlaw Environmental Services (Tucker), Inc.                                            Georgia
                    Ninth Street Properties, Inc.                                                       Missouri
               Laidlaw Environmental Services (San Jose), Inc.                                          California
               Chemclear, Inc. of Los Angeles                                                           Delaware
               USPCI, Inc. of Georgia                                                                   Delaware
               McDuffie County Environmental Facility, Inc.                                             Delaware
               East Carbon Development Financial Partners, Inc.                                         Utah
               Laidlaw Environmental Services (Imperial Valley), Inc. (50%)                             California
               Laidlaw Environmental Services (Lokern), Inc. (23%)                                      California
               Laidlaw Environmental Services (North East), Inc.                                        New Hampshire
               Laidlaw Environmental Services (Recovery), Inc.                                          Louisiana

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
                                                                                                        State of
                                                                                                     Incorporation
                                                                                               -----------------------
               Laidlaw Environmental Services (TES), Inc.                                               Texas
                    Corsan Trucking, Inc. (25%)                                                         Louisiana
               Laidlaw Environmental Services (TG), Inc.                                                Delaware
               Laidlaw Environmental Services (TOC), Inc.                                               South Carolina
               Laidlaw Environmental Services (TS), Inc.                                                Delaware
               Laidlaw Environmental Services (Thermal Treatment), Inc.                                 Delaware
               Corsan Trucking, Inc. (75%)                                                              Louisiana
               GSX Chemical Services of Ohio, Inc.                                                      Ohio
               LEMC, Inc.                                                                               Delaware
               Laidlaw Chemical Services, Inc.                                                          Massachusetts
               Laidlaw Environmental Services (Altair), Inc.                                            Texas
                    Laidlaw Environmental Services (FS), Inc. (13%)                                     Delaware
               Laidlaw Environmental Services (BDT), Inc.                                               New York
               Laidlaw Environmental Services (FS), Inc. (86%)                                          Delaware
               Laidlaw Environmental Services (GS), Inc.                                                Tennessee
               Laidlaw Environmental Services (Clive), Inc.                                             Oklahoma
               Laidlaw Environmental Services (WT), Inc.                                                Ohio
               Laidlaw OSCO Holdings, Inc.                                                              Delaware
                    Laidlaw Environmental Services of Nashville, Inc.                                   Tennessee
                    OSCO Treatment Systems of Mississippi, Inc. (50%)                                   Tennessee
                    Bryson Industrial Services, Inc.                                                    South Carolina
               Laidlaw Environmental Services of Bartow, Inc.                                           Florida
               Laidlaw Environmental Services of California, Inc.                                       California
                    Laidlaw Environmental Services (Lokern), Inc. (77%)                                 California
                    Laidlaw Environmental Services (Imperial Valley), Inc. (50%)                        California
               Laidlaw Environmental Services of Chattanooga, Inc.                                      Tennessee
               Laidlaw Environmental Services of Illinois, Inc.                                         Illinois
               Laidlaw Environmental Services of South Carolina, Inc.                                   South Carolina
               Laidlaw Environmental Services of White Castle, Inc.                                     Colorado
         Laidlaw Environmental Services (Canada) Ltd.                                                   Canada
               Laidlaw Environmental Services Ltd.                                                      Ontario
                  Laidlaw Environmental Services (B.C.) Inc.                                            Canada
                      I.W.M. Disposal Inc.                                                              British Columbia
                 Laidlaw Environmental Services (Sarnia) Ltd.                                           Ontario
                      1197296 Ontario Inc.                                                              Ontario
                 Laidlaw Environmental Services (Quebec) Ltd.                                           Quebec
                      Laidlaw Environmental Services (Mercier) Ltd.                                     Quebec
                      Les Entreprises D'Incineration Industrielle Tricil Inc.                           Quebec
                 Laidlaw Environmental Services (Ryley) Ltd.                                            Alberta
                 Laidlaw Environmental Services (Atlantic) Limited                                      Nova Scotia
                 Laidlaw Environmental Services (Guelph), Inc.                                          Ontario

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